SUPPLEMENT TO THE PROSPECTUS
                                       OF
                        KEYSTONE QUALITY BOND FUND (B-1)
                                  (the "Fund")

         The section of the prospectus entitled "Portfolio Manager" under "Fund Management and Expenses" is hereby supplemented to reflect the following:

         Richard A. Wisentaner is currently manager of the Fund's portfolio. Mr. Wisentaner joined Keystone Investment Management Company in 1994. He is a Vice President and portfolio manager and has more than six years of experience in fixed income research and analysis.

February 3, 1997